ARIEL INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 20, 2006

TO THE ARIEL MUTUAL FUNDS’ PROSPECTUS

DATED FEBRUARY 1, 2006, AS UPDATED JULY 31, 2006

Effective November 20, 2006, John W. Rogers, Jr. has appointed two senior members of Ariel’s investment department to assist him in the day-to-day management of Ariel Fund and Ariel Appreciation Fund. As the Lead Portfolio Manager for both Funds, Mr. Rogers will continue to make all final investment decisions. John P. Miller has been named Portfolio Manager for Ariel Fund and Matthew F. Sauer has been named Portfolio Manager for Ariel Appreciation Fund. In their expanded roles, each will serve as a sounding board on individual stock ideas, sector weightings, and portfolio construction while also ensuring that Mr. Rogers’ decisions are properly implemented.

The following paragraphs replace the paragraph under the heading “Portfolio Managers – Ariel Fund and Ariel Appreciation Fund” on page 16 of the Ariel Mutual Funds’ prospectus:

John W. Rogers, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital Management, LLC, acts as Lead Portfolio Manager for both Ariel Fund and Ariel Appreciation Fund. As such, he makes the final investment decisions for both Funds and works closely with the Portfolio Manager for each Fund. Mr. Rogers founded the Adviser in 1983 and has served as the Portfolio Manager for Ariel Fund since 1986 and for Ariel Appreciation Fund since 2002.

John P. Miller, CFA, Senior Vice President, serves as Portfolio Manager for Ariel Fund. He has served in this capacity since November 2006. Mr. Miller joined Ariel Capital Management, LLC in 1989 and has held a variety of positions, most recently serving as Senior Vice President, Portfolio Management from 2002-2006. Mr. Miller began his investment career at Cantor Fitzgerald & Co. in 1987.

Matthew F. Sauer, Senior Vice President, serves as Portfolio Manager for Ariel Appreciation Fund. He has served in this capacity since November 2006. Mr. Sauer joined Ariel Capital Management, LLC in May 2006. Prior to joining Ariel, Mr. Sauer was employed from 1993-2006 by Oak Value Capital Management where he served in a number of capacities, culminating in the position of Executive Vice President, Senior Portfolio Manager and Director of Research.

ARIEL INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

As updated November 20, 2006

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
1-800-29-ARIEL (1-800-292-7435)
www.arielmutualfunds.com

Ariel Fund (“Ariel Fund”), Ariel Appreciation Fund (“Appreciation Fund”) and Ariel Focus Fund (“Focus Fund”) (each a “Fund” and collectively, the “Ariel Mutual Funds” or the “Funds”) are series of Ariel Investment Trust (the “Trust”).

The Trust’s Annual Reports to Shareholders for the Funds dated September 30, 2005, accompanying notes and Report of Independent Registered Public Accounting Firm appearing in the Annual Reports are incorporated by reference and made a part of this Statement of Additional Information. Copies of the Annual Reports and Semi-Annual Report may be obtained free of charge by writing or calling the Funds.

This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ Prospectus dated February 1, 2006, and any supplements thereto, which may be obtained free of charge by writing or calling the Funds.

TABLE OF CONTENTS

GENERAL INFORMATION	3

INVESTMENT RESTRICTIONS	4

INVESTMENT STRATEGIES AND RISKS	6

TOTAL RETURN AND OTHER PERFORMANCE INFORMATION	12

DIVIDENDS, CAPITAL GAINS AND TAXES	15

PURCHASING, EXCHANGING AND REDEEMING SHARES	16

DISCLOSURE OF PORTFOLIO HOLDINGS	19

PRICING SHARES	21

INVESTMENT ADVISER AND FUND ADMINISTRATOR	22

METHOD OF DISTRIBUTION	26

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER IMPORTANT SERVICE PROVIDERS	28

PORTFOLIO TRANSACTIONS	30

PROXY VOTING POLICY	33

TRUSTEES	34

STANDING COMMITTEES OF THE BOARD OF TRUSTEES	37

COMPENSATION SCHEDULE	38

TRUSTEES’ FUND HOLDINGS	39

OFFICERS	39

INDEPENDENT TRUSTEES’ AFFILIATIONS AND TRANSACTIONS	40

SIGNIFICANT SHAREHOLDERS	41

APPENDIX	44

GENERAL INFORMATION

Ariel Investment Trust. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund are series of Ariel Investment Trust, an open-end management investment company organized as a serial Massachusetts business trust on April 1, 1986 (the “Trust”). Ariel Fund and Ariel Appreciation Fund, two series of the Trust, are diversified funds. Ariel Focus Fund, the other series of the Trust, is a non-diversified fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Fund Shares. Although the Funds may issue shares in different classes, each of the Funds presently issue only one class of shares. The Board of Trustees may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution. Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of trustees, all of the Trust’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the trustees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares (as defined in the 1940 Act (see the section entitled “Investment Restrictions”)) of each series affected by such matter. The 1940 Act and the rules thereunder further provide that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The 1940 Act and the rules thereunder exempt the selection of independent accountants and the election of board members from the separate voting requirements of the rules.

In accordance with Massachusetts law and the Trust’s by-laws, the Trust does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

The Prospectus and this Statement of Additional Information do not contain all the information in the Funds’ registration statement. The registration statement is on file with the Securities and Exchange Commission (the “SEC”) and is available to the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions for the Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have adopted the following fundamental investment restrictions:

(1)           Commodities. A Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

(2)           Real Estate. A Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(3)           Diversification of Fund Investments. Neither Ariel Fund nor Ariel Appreciation Fund, with respect to 75% of each Fund’s total assets, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities. This restriction does not apply to Ariel Focus Fund, which is classified as a “non-diversified” fund under the 1940 Act and is therefore allowed to focus its investments in fewer companies than a diversified fund.

(4)           Industry Concentration. A Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

Further Explanation of Industry Concentration Policy. The Funds generally use the Standard Industry Code (“SIC”) to determine industry classification. SIC presents industry classification as a series of levels (i.e., sector (major group), industry group, and SIC industry code). For purposes of measuring concentration, the Funds generally classify companies at the SIC industry code level. Ariel Capital Management, LLC (the “Adviser”), the investment adviser to the Trust, may reclassify a company in an entirely different sector if it believes that the

SIC classification on a specific company does not accurately describe the company. The Funds use a different classification system for purposes of their financial statements.

(5)           Senior Securities; Borrowing. A Fund may not issue senior securities except as permitted under the 1940 Act. A Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

Further Explanation of Senior Securities Policy. No Fund may issue senior securities, except as permitted by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(6)           Underwriting. The Funds do not engage in the underwriting of securities. (This does not preclude a Fund from selling restricted securities in its portfolio.)

(7)           Lending Money or Securities. A Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. A Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

All of the above restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

In addition to the foregoing restrictions, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have adopted the following non-fundamental investment restrictions that may be changed without shareholder approval:

(1)           Margin. A Fund may not purchase any securities on margin, except that a Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2)           Borrowing. A Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). A Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

(3)           Futures. A Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of a Fund’s total assets.

(4)           Illiquid Securities. A Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

(5)           Investing for Control. A Fund may not purchase a security for the purpose of exercising control or management of the issuer.

(6)           Officers and Trustees. A Fund may not purchase from or sell to any of the Trust’s officers or trustees, or firms of which any of them are members, any securities (other than shares of a Fund), but such persons or firms may act as brokers for a Fund for customary commissions.

INVESTMENT STRATEGIES AND RISKS

Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Fund normally invests its assets in equity securities. Such securities will include common stocks, and may include convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks, or the corporate parents of such dealers or banks. The following investment strategies describe all of the strategies available to the Funds; however, certain of the investment strategies have historically not been used by the Funds.

Equity Securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected as a decline in its equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Rights and Warrants. Rights and warrants are forms of equity securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Initial Public Offerings (“IPOs”). IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

Small and Mid-Capitalization Companies. Companies with less than $15 billion in market capitalization are considered by the Adviser to be small or mid-capitalization companies. Investing in small and mid-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small or mid-capitalization company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case a Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

Real Estate Securities, including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Funds also could be subject to such risks by reason of direct ownership as a result of a default on a debt security they may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in a Fund’s portfolio. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities also may be rated less than investment grade by rating services.

Convertible Securities. Convertible Securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Debt securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Lending portfolio securities. Securities of a Fund may be loaned to member firms of the New York Stock Exchange (“NYSE”) and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The borrower is obligated, after notice, to redeliver the borrowed securities within five business days. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. As an operating standard, a Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed one-third of the Fund’s assets.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral. Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds’ investment policies and restrictions.

Securities loans may be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as it believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

Repurchase Agreements. A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller’s obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the total assets of any of the Funds. Repurchase agreements are short-term money market investments, designed to generate current income.

A Fund will only engage in repurchase agreements with recognized securities dealers and banks, or the corporate parents of such dealers or banks, determined to present minimal credit risk by the Adviser.

A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

Debt Obligations. Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser’s evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations that at the date of investment are rated within the four highest grades established by Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor’s Corporation (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund’s net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities.

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Foreign Securities. Ariel Focus Fund may invest up to 20% of its net assets, and each of Ariel Fund and Ariel Appreciation Fund may invest up to 10% of its net assets, in foreign securities, as classified by the Adviser. The Adviser considers the following factors when deciding whether to define a corporation as either “domestic” or “foreign”: (1) the location of the company’s headquarters; (2) the country in which the company is incorporated; (3) where the company derives the majority of its revenues; and (4) where the company earns the majority of its profits.

Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, or through

American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) covering such securities. When a Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. The Funds currently do not expect to employ currency futures contracts or options on futures contracts in an attempt to address currency fluctuations. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds have not invested in, and do not currently expect to invest in, “emerging” foreign market securities.

Borrowing. The Funds may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes in an amount up to 33 1/3% of a Fund’s total assets, taken at market value. A Fund also may borrow up to an additional 5% of its total assets from banks or others. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if a Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund’s assets and potentially exposing a Fund to leveraged losses.

Restricted and Illiquid Securities. A Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Funds’ policy is to not purchase illiquid securities (which may include restricted securities) if more than 15% of a Fund’s net assets would then be illiquid.

The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933 (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Funds’ Board of Trustees, will consider whether Rule 144A Securities being purchased or held by a Fund are liquid and thus not subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Sample Research Reports. Sample research reports are available by contacting the Adviser at 1-800-292-7435, Option 3.

TOTAL RETURN AND OTHER PERFORMANCE INFORMATION

The Funds may advertise total returns, which are based on historical results and are not intended to indicate future performance.

Total Return. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund’s performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

The Funds may advertise performance for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year. Total return, like NAV per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

 “Average annual total return” represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund’s portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compound rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n  = ERV

P = a hypothetical initial payment of $1,000

T = average annual total return

n = the number of years from initial investment to the end of the period

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

This calculation: (i) assumes all dividends and distributions are reinvested at NAV on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

“Average Annual Total Return After Taxes on Distributions” adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ATV(D)

P = hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

“Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares” adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund’s shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ATV(DR)

P = hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

n = number of years

ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

The returns for each of the Funds’ shares for the periods indicated are as follows:

ARIEL FUND

(for the periods ended September 30, 2005)	1 year	5 years	10 years	Since Inception*
Return Before Taxes	11.54%	14.28%	15.01%	14.01%
Return After Taxes on Distributions	10.88%	13.05%	12.77%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	11.84%	12.05%	11.69%

*November 6, 1986

ARIEL APPRECIATION FUND

(for the periods ended September 30, 2005)	1 year	5 years	10 years	Since Inception*
Return Before Taxes	11.26%	11.32%	14.53%	12.75%
Return After Taxes on Distributions	10.72%	10.48%	12.91%	11.49%
Return After Taxes on Distributions and Sale of Fund Shares	7.77%	9.45%	12.10%	10.87%

*December 1, 1989

As of the date of this Statement, Ariel Focus Fund has performance returns of less than one year, as it commenced operations June 30, 2005. Future Statements will include the Fund’s returns.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

Nonstandardized Total Return. The Funds may provide the above described standard return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds’

operations. In addition, the Funds may provide nonstandardized return results for differing periods, such as for the most recent six months. Such nonstandardized return is computed as otherwise described under “Total Return” except that no annualization is made.

DIVIDENDS, CAPITAL GAINS AND TAXES

The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

The Trust intends to operate each Fund to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”). By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986.

Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

Dividend and Distribution Payment Options. Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on Distributions. Distributions are subject to federal income tax, and also may be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds’ income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

“Buying a Dividend”. At the time of your purchase of shares, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts that are later distributed to you are fully taxable. On the record date of a distribution, the Fund’s share value is reduced by the amount of the distribution. If you buy shares just before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

Capital Gains and Losses. If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Backup Withholding and Broker Reporting. The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund’s identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

PURCHASING, EXCHANGING AND REDEEMING SHARES

This information supplements the discussion in the Funds’ Prospectus under the heading, “Managing Your Ariel Account.”  Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, Inc., an affiliate of the Adviser (“Ariel Distributors”). Shares purchased through a dealer may be subject to administrative charges or transaction fees.

Anti-Money Laundering Compliance. As described in the Prospectus, in accordance with the regulations issued under the USA PATRIOT Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

Verifying your identity may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual or a business license for an entity, to verify your identity. If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

Right to Financial Privacy Act. Effective December 13, 2003, President Bush signed into law the “Intelligence Authorization Act for Fiscal Year 2004” (Pub. Law 108-117) (the “Act”). As a result of the Act, investment companies are now subject to provisions that require a financial institution to produce a customer’s or entity’s financial records in response to a request from a specified U.S. Government official and prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer’s financial records.

The Government authorities authorized to request records are as follows: A Government authority authorized to conduct foreign counter- or foreign positive-intelligence activities for purposes of conducting such activities; the Secret Service for purposes of conducting its protective functions; and a Government authority authorized to conduct investigations of, or intelligence or counterintelligence analyses related to, international terrorism for the purpose of conducting such investigations or analyses.

In requesting such records, the Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the Government authority has complied with the Act.

In addition, financial institutions must comply with a request for a customer’s or entity’s financial records made pursuant to the Act by the Federal Bureau of Investigation when the Director or the Director’s authorized designee certifies in writing to the financial institution that such records are sought for foreign counter intelligence purposes to protect against international terrorism or clandestine intelligence activities, provided that such an investigation of a U.S. person is not conducted solely upon the basis of activities protected by the First Amendment to the Constitution of the United States.

Purchasing Through Retirement Accounts. To purchase shares of a Fund for a retirement plan, contact the Funds for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Funds may determine from time to time to waive the annual fee for IRA accounts.

•                                          Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You also may be able to make investments in the name of your spouse, if your spouse has no earned income.

•                                          Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

•                                          Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

•                                          Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

•                                          Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

•                                          403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

When Your Account Will Be Credited. Certain financial institutions or broker-dealers or their respective designees that have entered into a sales agreement with Ariel Distributors may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

Other Information About Purchasing Shares. Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

Other Information about Exchanging Shares. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also “Dividends, Capital Gains and Taxes.”

In-Kind Redemptions. The Funds reserve the right to honor any request for redemption or purchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund’s net asset value at the beginning of such period.

Telephone Transactions. During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

Special Services and Charges. The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

Other Information About Redemptions. If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted Disclosure of Portfolio Holdings Policies and Procedures (the “Disclosure Policies”). It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. Neither the Funds, nor the Adviser, receive compensation with respect to the disclosure of portfolio holdings.

The Funds publicly disclose all portfolio holdings (and related analytical information) as of the most recent month-end on the Funds’ website, generally within 5 days of month-end.

There are numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds or their authorized agents distribute month-end portfolio holdings to such services and departments.

Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies (i.e., only month-end portfolio holdings).

The Adviser’s trading desk may periodically distribute to outside third parties lists of applicable investments held by its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research. In no case may such lists identify individual clients or individual client position sizes. Furthermore, such information may only be disclosed using month-end data. In the event that month-end data is not used, then such disclosure shall be subject to the requirements set forth below, with the exception of those instances when the trading desk, at its discretion, disseminates a holdings list (consisting of names only) to brokers so that such brokers can provide the Adviser with natural order flow.

The non-public disclosure of aggregate (but not individual client) portfolio holdings to third parties may be permissible so long as the third party has signed a written Confidentiality Agreement that is in form and substance acceptable to, and approved by, both the Funds’ Chief Compliance Officer and the Adviser’s Chief Compliance Officer or, in his or her absence, the Adviser’s General Counsel. Any Confidentiality Agreement must be consistent with past disclosure practices. All Confidentiality Agreements shall be provided to the full Board of Trustees or an authorized committee of the Board on a quarterly basis.

Notwithstanding anything in the Disclosure Policies to the contrary, the Trust’s Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. Further, the Disclosure Policies may not be waived, or exceptions made, without the written consent of the Adviser’s Chief Compliance Officer or, in his or her absence, the Adviser’s General Counsel. All waivers and exceptions involving any of the Funds will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting. The Trustees review any such waivers and exceptions, considering whether the release of information to the third parties is in the best interest of the Funds and shareholders.

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. The Trust is required to file reports containing the Funds’ complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR

(second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year.

As of July 1, 2006, each of the below listed third party service providers receive information concerning the Funds’ portfolio holdings: (1) State Street Bank and Trust (serves as the Fund’s custodian, fund accountant and sub-administrator); (2) Institutional Shareholder Services (provides proxy voting services); (3) FactSet Research Systems Inc. (provides portfolio attribution reports); and (4) Thomson Financial (provides portfolio attribution reports through its Vestek program); and (5) Russell Mellon (provides portfolio analysis). The Funds’ may provide portfolio holdings to other appropriate service providers in accordance with the Disclosure Policies.

The Board of Trustees reviews the Disclosure Policies at least annually and must approve all material amendments thereto.

PRICING SHARES

Net Asset Value. The NAV per share of a Fund, the price at which the Fund’s shares are purchased and redeemed, is determined every business day as of the close of the NYSE (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents several hours after the time of acceptance and pricing are from proper forward pricing orders.

Valuation. The Funds’ securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees. Market quotations also may be deemed unavailable in other contexts, where the Adviser reasonably believes a quotation does not reflect the price as of the market close. The Funds have adopted procedures for monitoring significant events, which the Adviser defines as a security that stops trading during the normal trading day and fails to reopen trading prior to the normal market close. In the event the Adviser becomes aware of a significant event that has occurred with respect to a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity. For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other receipt exists. In the event that the Funds purchased a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

INVESTMENT ADVISER AND FUND ADMINISTRATOR

Investment Adviser. Ariel Capital Management, LLC, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 acts as investment adviser and fund administrator under management agreements with the Trust (“Management Agreement”) for each of the Funds. Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser. John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of Ariel Capital Management Holdings, Inc., controls the Adviser.

Management Agreements between the Trust and the Adviser for each of the Funds will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or “interested persons”, as that term is defined in the 1940 Act (the “Independent Trustees”), of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days’ prior written notice; it automatically terminates in the event of its assignment.

Pursuant to the Management Agreement for each Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds’ day-to-day management and administration.

The Adviser is paid for its investment and administration services for Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2005, the fee was 0.57% of average daily net assets.

The Adviser is paid for its investment and administration services for Ariel Appreciation Fund and for Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets of each Fund, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2005, the fee was 0.67% and 0.75% of average daily net assets for Ariel Appreciation Fund and Ariel Focus Fund, respectively. The Ariel Focus Fund commenced operations June 30, 2005 and is expected to have a fee at the annual rate of 0.75% for its first full fiscal year. For the quarter ended September 30, 2005, the Adviser reimbursed the Ariel Focus Fund $33,036.

Fees paid to the Adviser under the Management Agreements for the fiscal years ended September 30, 2003, 2004 and 2005 were $8,648,624, $15,318,989 and $25,070,648, respectively, for Ariel Fund and $11,136,226, $17,960,893 and $21,732,706, respectively, for Ariel Appreciation Fund. No reimbursements were made by the Adviser for these two funds in any of the specified fiscal years. Fees paid to the Adviser under the Management Agreements for the period June 30, 2005 (date of inception) to September 30, 2005 for Ariel Focus Fund were $19,027.

The Ariel Mutual Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse any Fund if its annual expenses (excluding brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items) exceeds 1.50% of the first $30 million of the Fund’s average daily net assets and 1% of such assets in excess of $30 million. In addition, the Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ended September 30, 2006. After that date, there is no assurance that such expenses will be limited.

Portfolio Managers – Ariel Fund and Ariel Appreciation Fund. John W. Rogers, Jr. is the lead portfolio manager for both Ariel Fund and Ariel Appreciation Fund. As of September 30, 2005, other accounts managed by Mr. Rogers include 159 institutional accounts totaling $11.9 billion in assets, including two performance-based fee accounts totaling $922.6 million in assets, one pooled investment vehicle totaling $136.9 million in assets, five sub-advisory relationships totaling $1.4 billion in assets and 2,829 other accounts (which include wrap accounts, high net worth individuals and trusts) totaling $1.07 billion in assets. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Potential conflicts of interest may arise, for example between those accounts that have performance-based fees and those accounts that do not have such fees. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Mr. Rogers’ compensation is determined by the Adviser’s Board of Directors and is composed of (i) a base salary that is calculated based upon market factors for CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of the Adviser; (iii) an annual incentive award based upon goals set by the Adviser’s Board of Directors that are tied to the annual performance of both Ariel Fund and Ariel Appreciation Fund, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual goals; (iv) a stock grant that is based upon Mr. Rogers’ contribution to the Adviser and his perceived value in the market place; and (v) a contribution to Mr. Rogers’ portion of the Adviser’s profit sharing plan that is based upon criteria used for all employees of the Adviser. There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by the Adviser’s Board of Directors at the beginning of each year.

Mr. Rogers, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of the Adviser, controls the Adviser.

John P. Miller serves as portfolio manager for Ariel Fund, and Matthew F. Sauer serves as portfolio manager for Ariel Appreciation Fund.  Messrs. Miller and Sauer do not manage any other accounts, other investment companies or other pooled investment vehicles.  Each of Messrs. Miller’s and Sauer’s compensation is determined by Mr. Rogers and is composed of (i) a base salary that is calculated based upon market factors for professionals of comparable advisory firms; (ii) a quarterly bonus that is related to their contribution to the Adviser, their ability to execute their goals and objectives, and the profitability of the Adviser; (iii) a stock grant that is based upon Messrs. Miller’s and Sauer’s respective contributions to the Adviser and their perceived value in the market place; and (iv) a contribution to Messrs. Miller’s and Sauer’s respective portions of the Adviser’s profit sharing plan that is based upon criteria used for all employees of the Adviser.  There is no set formula for any of the above components of Messrs. Miller’s and Sauer’s compensation; rather, all compensation is based upon factors determined by Mr. Rogers at the beginning of each year.

As of September 30, 2006, Messrs. Rogers, Miller and Sauer had invested the following amounts in Ariel Fund and Ariel Appreciation Fund. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, $100,001-500,000; $500,001-1,000,000; and over $1,000,000:

	ARIEL FUND	ARIEL APPRECIATION FUND		TOTAL INVESTED IN BOTH FUNDS

John W. Rogers, Jr.	Over $1,000,000	Over $1,000,000		Over $1,000,000
John P. Miller	$100,001-500,000	N/A		N/A
Matthew F. Sauer	N/A	None	*	N/A

Ariel Focus Fund.  Charles K. Bobrinskoy and Timothy Fidler are the co-portfolio managers of Ariel Focus Fund. As of September 30, 2005, other accounts managed by Messrs. Bobrinskoy and Fidler include one institutional account totaling $0.5 million in assets. Messrs. Bobrinskoy and Fidler do not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Each of Messrs. Bobrinskoy’s and Fidler’s compensation is determined by Mr. Rogers and is composed of (i) a base salary that is calculated based upon market factors for professionals of comparable advisory firms; (ii) a quarterly bonus that is related to their contribution to the Adviser, their ability to execute their goals and objectives, and the profitability of the Adviser; (iii) a stock grant that is based upon Messrs. Bobrinskoy’s and Fidler’s respective contributions to the Adviser and their perceived value in the market place; and (iv) a contribution to Messrs.

* Mr. Sauer joined the Adviser in May 2006.

Bobrinskoy’s and Fidler’s respective portions of the Adviser’s profit sharing plan that is based upon criteria used for all employees of the Adviser. Additionally, as Vice Chairman responsible for the Adviser’s portfolio management and research team, Mr. Bobrinskoy has the ability to earn an annual incentive that is given at the sole discretion of Mr. Rogers. There is no set formula for any of the above components of Messrs. Bobrinskoy’s and Fidler’s compensation; rather, all compensation is based upon factors determined by Mr. Rogers at the beginning of each year.

As of September 30, 2005, Messrs. Bobrinskoy and Fidler had invested the following amounts in Ariel Focus Fund. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, $100,001-500,000; $500,001-1,000,000; and over $1,000,000:

ARIEL FOCUS FUND

Charles K. Bobrinskoy	Over $1,000,000
Timothy Fidler	$100,001-500,000

Code of Ethics. The Adviser, Trust and Ariel Distributors (collectively, the “Ariel entities”) have adopted a combined Code of Ethics that meets the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940 (the “Code of Ethics”). The Code of Ethics describes the Ariel entities’ policies and procedures pertaining to personal securities transactions and giving and accepting gifts and entertainment. Subject to the limitations set forth in the Code of Ethics, the officers, directors, trustees and employees of the Ariel entities may invest in securities, including securities that may be purchased or held by the Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission. It is also available on the Funds’ web site, arielmutualfunds.com.

Fund Sub-Administrator. The Adviser has entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2004, under which State Street provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, State Street performs fund administration services and prepares reports for the Board of Trustees. The Adviser compensated State Street for such services in the amount of $623,835 for the 2005 calendar year. State Street’s principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Approval of the Management and Investment Advisory Agreements. The Board of Trustees is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Advisory Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. A discussion of the Trustees’ considerations regarding Ariel Fund and Ariel Appreciation Fund is contained in the Funds’ Semi-Annual Report for the period ended March 31, 2005. A discussion of the Trustees’ considerations regarding Ariel Focus Fund is contained in Ariel Focus Fund’s Annual Report for the period ended September 30, 2005.

METHOD OF DISTRIBUTION

Distributor. Ariel Distributors is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the “Distribution Plan”) adopted by each Fund, Ariel Distributors, as the principal underwriter, receives a fee at the annual rate of 0.25% of each of the average daily net assets of each Fund for its distribution services and for assuming certain marketing expenses. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Fund’s average daily net assets in connection with the distribution of the Fund’s shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected by Ariel Distributors, it is possible under the Distribution Plan for Ariel Distributors to make a profit for its service for distribution. In addition, to the extent that any investment advisory fees paid by the Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees. During the fiscal year ended September 30, 2005, Ariel Fund and Ariel Appreciation Fund paid Distribution Plan expenses of $11,054,840 and $8,070,271, respectively, to Ariel Distributors. For the period June 30, 2005 (date of inception) to September 30, 2005, Ariel Focus Fund paid Distribution Plan expenses of $6,342 to Ariel Distributors.

In connection with the exchange privilege with respect to the SSgA Money Market Fund, Ariel Distributors has established and maintains accounts for such shareholders at BFDS, the Funds’ transfer agent (as defined below), and the SSgA Money Market Fund’s transfer agent. Ariel Distributors receives a fee from the SSgA Money Market Fund at the rate of 0.25% of the average net assets of such accounts. Such fees help defray the costs of maintaining these accounts, including fees paid to BFDS, the Funds’ transfer agent. In certain years, Ariel Distributors may make a profit from the fees it receives from the SSgA Money Market Fund.

The Distribution Plan was approved for each Fund by the Board of Trustees, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan. The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board of Trustees.

Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Funds, including compensation to broker-dealers in consideration of promotional or administrative services. Further details regarding these payments are set forth below.

Brokers, Dealers and Other Intermediaries. The Funds have authorized certain dealers to accept on their behalf purchase and redemption orders. Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer’s authorized designee, accepts the order. Customer orders will be priced at the applicable Fund’s NAV next computed after they are accepted by an authorized dealer or such dealer’s designee.

In addition to payments made by the Funds to the Funds’ distributor for distribution and shareholder servicing, the Adviser or the Funds’ distributor may make payments, out of their own assets, and at no cost to the Funds, to broker-dealers, financial intermediaries, record-keepers and other service providers (“Qualifying dealers”). Qualifying dealers may receive (i) distribution and service fees; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through dealer-controlled omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Funds’ distributor from their own resources. Further information about fees paid by the Funds for record-keeping and shareholder services may be found in the section entitled, “Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers”.

One time or annual lump sum payments may be made by the Adviser to Qualifying dealers when they require such payments in order to offer the shares of the Funds through their sales systems. These payments are sometimes necessary to ensure that the Funds are listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Adviser believes that such payments and listings will make shares of the Funds available to a wider distribution network. During fiscal year 2005, the Adviser made an annual lump sum payment of $15,000 to Raymond James.

During fiscal year 2005, the Adviser paid UBS Financial Services, Inc. (“UBS”) five basis points on all Fund assets held through the PACE Multi and Insight One platforms. Beginning January 1, 2006, the Adviser and the Distributor pays UBS ten basis points on all fund assets held through the PACE Multi and Insight One platforms and $12 per UBS client account invested in shares of the Funds for various administrative and recordkeeping services provided by UBS through its use of Networking Level III processing. Such services performed by UBS include, but are not limited to: process and mail trade confirmations to clients, which includes postage, stationary and labor; process and mail monthly client statements for fund shareholders, which includes postage, stationary and labor; capture, process and mail tax data to fund shareholders, which includes postage, stationary and labor; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders, which includes postage, stationary and labor; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

The Distributor and the Adviser also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions. Promotional incentives and marketing support may include: merchandise carrying the Funds’ logo; occasional meals and tickets to sporting events and concerts; and payments or reimbursements used to offset marketing expenses and related costs of meetings held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution; however, the receipt (or prospect of receiving) payments described above may provide an adviser, dealer or financial institution (and its salespersons) with an incentive to favor sales of shares of the Ariel Mutual Funds over sales of other mutual funds (or non-mutual fund investments) with respect to which the adviser, dealer or financial institution does not receive such payments or support or receives them in a lower amounts.

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER
IMPORTANT SERVICE PROVIDERS

Transfer Agent. Boston Financial Data Services (“BFDS”), 66 Brooks Drive, Braintree, Massachusetts 02184, has been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Custodian. State Street, the Funds’ Sub-Administrator, also has been retained by the Trust to act as custodian and fund accountant. State Street’s responsibilities include keeping custody of all of the Funds’ investments.

Sub-Transfer Agents. Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by BFDS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Funds’ Board of Trustees has approved. In these cases, the Adviser pays the additional amount.

In an “omnibus account” the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Distributor, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping and shareholder services. The Adviser and the Distributor also may enter into such arrangements as described in this SAI.

During fiscal year 2005, the Adviser paid Pershing LLC (“Pershing”) ten basis points on all fund assets held through Pershing’s FundVest program for record-keeping and shareholder servicing. It is anticipated that during calendar year 2006, Pershing will move to an omnibus arrangement with the Funds, and the ten basis points described above will be paid by the Funds and not the Adviser.

Recordkeeping and shareholder services typically include (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Fund reports, prospectuses and other communications to shareholders as required; and (vi) transmitting shareholder transaction information. Each Fund typically would be paying these recordkeeping and shareholder servicing fees directly, were it not that the Qualifying dealer holds all customer accounts in a single omnibus account with each Fund.

During fiscal year 2005 (until June 30, 2005), the Adviser paid Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”), as a bundled provider of 401(k) services and recordkeeper of certain 401(k) plans, $16 per participant with Merrill Lynch to help offset the cost of processing fees (which include transaction and account-processing functions for the benefit of plan participants (i.e., redemptions, transfers and exchanges, account maintenance, statement production, providing proxy information, etc.)). Although Merrill Lynch maintains an omnibus account with the Trust’s transfer agent for each Fund, Merrill Lynch also maintains the individual plan participants’ sub-accounts within its own recordkeeping system. With respect to those participants in the Wal-Mart Stores, Inc. (“Wal-Mart”) 401(k) plan, which is administered by Merrill Lynch, the Adviser paid the lesser of 20 basis points (based on total net assets invested in Ariel Fund by all participants in Wal-Mart’s 401(k) plan) or $16 per participant. Beginning July 1, 2005, the Funds and not the Adviser pay these amounts.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 303 East Wacker Drive, Chicago, Illinois 60601, serves as independent registered public accountants for each of the Funds. KPMG audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ Federal, state and excise tax returns, consults on financial accounting and reporting matters, meets with the Audit Committee of the Board of Trustees, and performs other professional accounting, auditing and tax services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel. Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200, Chicago, Illinois 60603, serves as counsel to the Funds. Bell, Boyd & Lloyd LLC, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602, serves as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Adviser, under the direction and supervision of the Trust’s Board of Trustees, makes investment decisions and chooses brokers and dealers.

Best Execution and Soft Dollars. The policy of the Adviser is to seek the best price and favorable execution of client transactions considering all circumstances. Subject to this overall policy, in selecting brokers or dealers to execute transactions, the Adviser considers natural order flow, market impact, anonymity, the firm’s financial responsibility, reputation and the range and quality of its services that are deemed useful to better serve clients. In addition to execution, the services provided by brokers or dealers may include supplemental research, statistical information and objective performance evaluation. Under the Management Agreements between the Trust and the Adviser for each Fund, the Adviser selects the brokers for Fund transactions.

The Adviser may not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction. When it does so, the Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft dollar arrangements”. The Adviser does not enter into soft dollar arrangements that are not covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934.

Brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, and software and computer programs used for research and portfolio analysis, and other valuable research information to the Adviser. Such products and services are separate from the research reports provided by buy-side brokers. The products and services provided by brokers through which the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all of these products and services may be used by the Adviser in connection with the Funds.

In addition, the Adviser may receive certain brokerage and research products and services that provide both research and non-research (“mixed-use”) benefits. In these instances, the Adviser uses client brokerage commissions to pay for the research portions and pays the non-research portion out of its own resources. Although the allocations between research and non-research portions will be made in accordance with the Adviser’s overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. The Adviser, by entering into soft dollar arrangements, is relieved from paying for research products or services with its own money. In addition, these arrangements may cause the Adviser to trade frequently to generate soft dollar commissions to pay for these products or services, which may not be in the best interests of its clients, or, in some cases, to trade actively in certain accounts to obtain research used primarily by other, less frequently traded accounts. The Adviser’s disciplined investment strategy, utilized for all its clients, mitigates these potential conflicts.

The Adviser also is authorized to execute transactions with or through brokers who have sold shares of Ariel Mutual Funds. Section (h) of Rule 12b-1 under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer that sells fund shares unless it has adopted and implemented procedures reasonably designed to (1) prevent persons effecting portfolio securities transactions from taking into account broker/dealers’ promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.

It is the policy of the Trust to comply with Rule 12b-1(h). The Trust’s Board of Trustees has adopted Rule 12b-1(h) Policies and Procedures (the “12b-1(h) Policies”). The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds’ policy and comply with such policy. The Adviser’s Head Trader and Executive Vice President of Marketing annually certify to their compliance with the 12b-1(h) Policies.

Portfolio Commissions. The Funds paid the following brokerage commissions:

	As of September 30
	2003	2004	2005

Aggregate amount paid by the Funds	$4,232,992	$3,618,769	$6,300,462

Amount paid to brokers providing research services	$2,511,676	$2,487,629	$4,047,255

Amount of transactions with research brokers	$1,097,481,449	$1,678,127,604	$2,837,736,992

The aggregate dollar amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund decreased from 2003 to 2004 principally because of a slight decrease in overall commission rates paid. The aggregate dollar amount of brokerage commissions paid by the Funds increased materially from 2004 to 2005 principally because of the greater number of equity securities being traded in both Funds as the result of the Adviser’s investment of cash that had built up in both Funds. The turnover ratios for each of the Funds also increased from 2004 to 2005.

As of September 30, 2005, the Funds owned the following securities (excluding repurchase agreements) issued by any of the 10 broker-dealers with whom the Funds transacted the most business during the fiscal year ended September 30, 2005:

Broker-Dealer	Dollar Value
Morgan Stanley	$372,186

Directed Brokerage. Certain clients may direct the Adviser to use particular brokers for executing transactions in their accounts. To the extent brokerage transactions are placed with particular brokers as directed by a client or under the terms of third-party wrap programs, the Adviser’s ability to negotiate commissions, aggregate client orders and seek execution of transactions as efficiently as possible and at the best price, may be limited or eliminated. Clients who direct the Adviser to use particular brokers may pay higher commissions than those who do not.

Certain institutional clients direct the Adviser to place all or a portion of their brokerage with minority-owned and/or local brokers, or brokers who provide the client with certain services, such as performance monitoring and commission recapture. The Adviser does not use brokerage from another client account to pay for a product or service purchased under these client-directed brokerage arrangements.

In accordance with the various third-party wrap programs in which the Adviser participates, the Adviser directs trading to the applicable third-party wrap program sponsor. Clients typically pay no commissions on trades executed through third-party wrap program sponsors.

To the extent that the Adviser’s clients’ directed brokerage is not available to support soft dollar arrangements, clients (including the Ariel Mutual Funds) who give the Adviser brokerage discretion will support a disproportionate share of the Adviser’s soft dollar arrangements.

Aggregation and Allocation of Trades. The Adviser typically aggregates contemporaneous client purchase or sale orders into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, directed brokerage, and other relevant investment factors. Trade allocations will be fair and equitable to all clients. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts. The Adviser may aggregate trades for execution and request that the executing broker “step-out” a portion of the aggregate trade to clients’ directed brokers. The executing broker gives up the trades to the directed broker who receives any related commissions and confirms the transaction to the Adviser and the clients involved.

The Adviser’s trading desk, upon receiving incoming orders of similar purchases and sales of securities for clients, determines the sequencing of such orders among the clients. The Adviser’s trading desk attempts to coordinate the timing of orders to prevent the Adviser from “bidding against” itself on such orders. The Adviser’s trading desk may sequence orders for directed brokerage clients (including third-party wrap program clients) behind orders for its other clients.

The Adviser’s trading desk executes orders for all clients other than its third-party wrap program clients. The Adviser’s trading desk sends its third-party wrap program clients’ orders to their sponsors for execution. While third-party wrap program clients are trading, the Adviser’s trading desk typically suspends trading for other clients until the third-party wrap program sponsors have completed their transactions. The Adviser’s trading desk rotates the sequence of transactions among the third-party wrap programs, as well as within each third-party wrap program, on a random basis.

The Adviser may purchase shares for one or more accounts and sell the same issue in one or more other accounts. Normally, the Adviser will utilize an electronic communication network (ECN) that commingles buy and sell orders from many sources and executes trades automatically in aggregate amounts available to match. Occasionally, the Adviser may do a direct purchase and sale transaction between portfolios of the Funds. These are effected in accordance with regulations under the 1940 Act governing such transactions.

The Adviser does not execute personal trades for its employees, officers, or directors.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds’ Adviser. The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below.

For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the Proxy Policies will be followed.

Proxy voting records for the Funds for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Funds at 1-800-292-7435. This information also is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Summary of Proxy Policies. In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to the Adviser. A client may retain proxy voting powers, give particular proxy voting instructions to the Adviser, or have a third party fiduciary vote proxies. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

As part of the Adviser’s investment process, it places extraordinary emphasis on a company’s management, its board and its activities. The Adviser looks for companies with high quality managements, as represented by their industry experience and their reputations within the community. Furthermore, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the Board.

The Adviser has established general guidelines for voting proxies on behalf of its clients. While these generally guide the Adviser’s decision-making, all issues are analyzed by the Adviser research analyst who follows the company. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, the Adviser will document its reasoning. The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. In certain circumstances, this may mean that the Adviser will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel’s Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts’ decisions regarding proxy voting are based on the best interests of the Adviser’s clients and are not the product of a conflict.

For each proxy, the Adviser maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with the Adviser or upon request. A client may request a copy of the Adviser’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling the Adviser at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

TRUSTEES

Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund’s shareholders. The following table lists the Board of Trustees of the Trust. The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Trust and outside service providers.

For purposes of their service as Trustees to the Ariel Mutual Funds, the business address for each of the Trustees is: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

INDEPENDENT TRUSTEES:

Mario L. Baeza, Esq. (55)	Trustee; Member of Governance and Management Contracts Committees	Since 1995	Chairman and Chief Executive Officer, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin America Partners, LLC (private equity capital firm) since 1996 (CEO 1996-2003)	3

Other directorships: Air Products and Chemicals, Inc.; Tommy Hilfiger Corp.

James W. Compton (68)	Trustee; Chairman of Governance Committee; Member of Audit Committee	Since 1997	President and Chief Executive Officer, Chicago Urban League (non-profit, civil rights and community-based organization), 1978-2006	3

Other directorships: Seaway National Bank of Chicago

William C. Dietrich (57)	Trustee; Chairman of Audit Committee; Member of Executive Committee	Since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute) since 2001; Independent consultant, 2000-2001	3

Other directorships: Scottish Widows Investment Partnership Trust, Global Emerging Markets Fund

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

Royce N. Flippin, Jr. (72)	Lead Independent Trustee; Member of Governance and Management Contracts Committees; Chairman of Executive Committee	Trustee since 1986; Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	3

Other directorships: EVCI Career Colleges Holding Corp.

John G. Guffey, Jr. (58)	Trustee; Chairman of Management Contracts Committee; Member of Audit Committee	Since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	3

Other directorships: Calvert Social Investment Foundation; Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund

Christopher G. Kennedy (43)	Trustee; Member of Audit Committee	Since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	3

Other directorships: Interface Inc.

H. Carl McCall (71)	Trustee; Member of Governance Committee	Since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993-2002	3

Other directorships: Tyco International Ltd.; New Plan Excel Realty Trust, Inc.

James M. Williams (59)	Trustee; Member of Management Contracts Committee	Since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002	3

Other directorships: SEI Mutual Funds

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

INSIDE TRUSTEES*:

John W. Rogers, Jr. (48)	Trustee	1986-1993; since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Lead Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	3

Other directorships: Aon Corporation; Bally Total Fitness Holding Corp.; Exelon Corporation; McDonald’s Corporation

Mellody L. Hobson (37)	Chairman of the Board of Trustees and President; Member of Executive Committee	Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Capital Management, LLC since 2000	3

Other directorships: DreamWorks Animation SKG, Inc.; The Estee Lauder Companies Inc.; Starbucks Corporation

Merrillyn J. Kosier (46)	Trustee and Vice President	Trustee since 2003; Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	3

Other directorships: None

CHAIRMAN EMERITUS:

Bert N. Mitchell, CPA (68)	Chairman Emeritus of the Board of Trustees	Chairman Emeritus since 2006; Trustee 1986-2006; Independent Chairman 1995-2006	Chairman and Chief Executive Officer, Mitchell & Titus LLP (independently registered public accounting firm) since 1974	N/A

Other directorships: SEEDCO (Structured Employment Economic Development Corporation)

*John W. Rogers, Jr., Mellody Hobson and Merrillyn J. Kosier are officers and shareholders of the Adviser and are therefore deemed to be “interested persons” of the Funds as defined in the 1940 Act.

STANDING COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees (William C. Dietrich, Chair; James W. Compton; John G. Guffey, Jr.; and Christopher G. Kennedy). The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of Ariel Mutual Funds’ financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during fiscal year 2005.

Executive Committee. The Board of Trustees has established an Executive Committee, which includes Royce N. Flippin, Jr., Chair, William C. Dietrich and Mellody L. Hobson. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board. The Executive Committee also serves as the committee reviewing all special pricing issues. The Executive Committee did not meet during fiscal year 2005.

Governance Committee. The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees (James W. Compton, Chair; Mario L. Baeza; Royce N. Flippin, Jr.; and H. Carl McCall). The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets twice a year and, if necessary, more frequently. The Governance Committee met twice during fiscal year 2005.

Management Contracts Committee. The Board of Trustees has established a Management Contracts Committee, which is comprised entirely of Independent Trustees (John G. Guffey, Jr., Chair; Mario L. Baeza; Royce N. Flippin, Jr.; and James M. Williams). The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Management Contracts Committee met once during fiscal year 2005.

All committees of the Board of Trustees operate in accordance with written charters.

COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2005, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

NAME	ARIEL FUND	ARIEL APPRECIATION FUND	ARIEL FOCUS FUND(1)	AGGREGATE COMPENSATION FROM FUNDS IN COMPLEX PAID TO TRUSTEES(2)

Mario L. Baeza	$14,761	$13,062	$1,260	$29,083
James Compton	16,598	14,808	1,261	32,667
William C. Dietrich	16,174	14,567	1,260	32,000
Royce N. Flippin, Jr.	16,136	14,437	1,260	31,833
John G. Guffey, Jr.	10,559	9,686	1,255	21,500
Christopher G. Kennedy	14,003	12,488	1,259	27,750
Bert N. Mitchell*	12,688	11,723	1,256	25,667

(1)                                  Ariel Focus Fund commenced operations on June 30, 2005.

(2)                                  The Funds did not pay compensation to Trustees affiliated with the Adviser.

*                                         Mr. Mitchell retired as a Trustee of the Trust effective upon the adjournment of the Board of Trustees meeting on September 12, 2006.

No pension or retirement plan benefits are accrued as part of the Trust’s expenses.

TRUSTEES’ FUND HOLDINGS

As of December 31, 2005, the Trustees had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

NAME	ARIEL FUND	ARIEL APPRECIATION FUND	ARIEL FOCUS FUND	TOTAL INVESTED IN ALL FUNDS*
INDEPENDENT TRUSTEES:
Mario L. Baeza	None	$10,001-50,000	None	$10,001-50,000
James Compton	over $100,000	over $100,000	$1-10,000	over $100,000
William C. Dietrich	$50,001-100,000	None	$1-10,000	$50,001-100,000
Royce N. Flippin, Jr.	$10,001-50,000	$1-10,000	None	$10,001-50,000
John G. Guffey, Jr.	$50,001-100,000	$50,001-100,000	$50,001-100,000	over $100,000
Christopher G. Kennedy	over $100,000	over $100,000	$50,001-100,000	over $100,000
H. Carl McCall**	over $100,000	None	None	over $100,000
Bert N. Mitchell***	over $100,000	over $100,000	over $100,000	over $100,000
James M. Williams**	None	None	None	None

INSIDE TRUSTEES:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000
Mellody L. Hobson	over $100,000	over $100,000	$50,001-100,000	over $100,000
Merrillyn J. Kosier	$10,001-50,000	$10,001-50,000	$50,001-100,000	$50,001-100,000

*Total invested in all Funds is the aggregate dollar range of investments in all funds overseen by each individual Trustee and managed by the Adviser. Ariel Focus Fund commenced operations June 30, 2005.

**H. Carl McCall and James M. Williams became Trustees on January 26, 2006.

***Mr. Mitchell retired as a Trustee of the Trust effective upon the adjournment of the Board of Trustees meeting on September 12, 2006.

OFFICERS

Ariel Investment Trust officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including Ariel Distributors. The descriptions for Mellody Hobson and Merrillyn Kosier can be found above under the heading “Trustees.”  The Funds do not pay salaries to any of their officers. Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601. The number of portfolios overseen by all officers is 3.

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years

Thomas Herman, CPA (44)	Treasurer and Chief Financial Officer	Since 2005

Senior Vice President, Finance, Ariel Capital Management, LLC since 2005; Vice President, Controller, Ariel Capital Management, LLC, 2004-2005; Regional Financial Manager, Otis Elevator Company, 1999-2004

Other directorships: None

Erik D. Ojala (31)	Vice President and Secretary	Vice President since 2003; Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003-2004); Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Other directorships: None

Sheldon R. Stein (77)	Vice President	Since 2002	Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, since 2001
Other directorships: None

Anita Zagrodnik (46)	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003
Other directorships: None

INDEPENDENT TRUSTEES’ AFFILIATIONS AND TRANSACTIONS

None of the Trustees (or their immediate family members) own any securities issued by the Funds’ investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are not Independent Trustees.

None of the Independent Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Funds’ investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the Independent Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Ariel Investment Trust, any series of the Funds, an officer of the Funds, or the Funds’ investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the Independent Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Ariel Investment Trust, any series of the Funds, an officer of the Funds, or the Funds’ investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Funds’ investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Trustee (or their immediate family members) served as an officer.

SIGNIFICANT SHAREHOLDERS

The following tables list the holders of record of five percent or more of the outstanding shares of Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund as of January 3, 2006:

ARIEL FUND

NAME AND ADDRESS	NUMBER OF SHARES OWNED	OWNERSHIP	% OF OUTSTANDING SHARES

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCL BENEFIT OF OUR CUST ATTN: MUTUAL FUNDS DEPT ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	20,215,087.197	Record	21.53%

NAME AND ADDRESS	NUMBER OF SHARES OWNED	OWNERSHIP	% OF OUTSTANDING SHARES
CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	15,333,746.296	Record	16.33%

VALIC 2919 ALLEN PKWY # L7-01 HOUSTON TX 77019-2142	11,312,194.812	Beneficial and Record	12.05%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	7,633,623.193	Record	8.13%

ARIEL APPRECIATION FUND

NAME AND ADDRESS	NUMBER OF SHARES OWNED	OWNERSHIP	% OF OUTSTANDING SHARES

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCL BENEFIT OF OUR CUST ATTN: MUTUAL FUNDS DEPT ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	17,877,465.278	Record	25.15%

CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12,147,356.290	Record	17.09%

VALIC 2919 ALLEN PKWY # L7-01 HOUSTON TX 77019-2142	9,275,207.673	Beneficial and Record	13.05%

ARIEL FOCUS FUND

NAME AND ADDRESS	NUMBER OF SHARES OWNED	OWNERSHIP	% OF OUTSTANDING SHARES

Ariel Capital Management, LLC 200 E Randolph St Ste 2900 Chicago IL 60601-6436	500,427.056	Record	44.45%

Charles K. Bobrinskoy & Mary Anne Bobrinskoy JTWROS C/O Ariel Capital Management LLC 200 E Randolph St Ste 2900 Chicago IL 60601-6436	202,880.334	Beneficial and Record	18.02%

John W. Rogers Jr Ariel Capital Management 200 E Randolph Dr Ste 2900 Chicago IL 60601-6436	131,025.141	Beneficial and Record	11.64%

Management Ownership. As of December 31, 2005, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of Ariel Fund and less than 1% of Ariel Appreciation Fund (not including the shares held by the Ariel Capital Management, LLC Employees Profit Sharing Plan, which are discussed below). The directors and officers of the Ariel Mutual Funds as a group owned 15% of Ariel Focus Fund. As of December 31, 2005, the Ariel Capital Management, LLC Employees Profit Sharing Plan owned less than 1% of Ariel Fund, less than 1% of Ariel Appreciation Fund, and 2.9% of Ariel Focus Fund. John W. Rogers, Jr., is the ultimate controlling owner of Ariel Capital Management, LLC and the trustee of the Ariel Capital Management, LLC Employees Profit Sharing Plan, and therefore, has voting and dispositive control of those entities’ shares.

APPENDIX

Corporate Bond and Commercial Paper Ratings

The following is a description of Moody’s Investors Service, Inc.’s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor’s Corporation’s investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings.

Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch, Inc. investment grade credit ratings:

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer’s commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody’s Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.